SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

                                 (Amendment No.)


Filed by the Registrant                       [ ]
Filed by a party other than the Registrant    [ ]
Check the appropriate box:
   [ ]   Preliminary Proxy Statement
   [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
   [x]   Definitive Proxy Statement
   [ ]   Definitive Additional Materials
   [ ]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              SLADE'S FERRY BANCORP
  ---------------------------------------------------------------------------
              (Name of Registrant as Specified in Its Charter)


  ---------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


   Payment of Filing Fee (Check the appropriate box):
   [x]   No fee required
   [ ]   Fee computed  on  table below per  Exchange Act  Rules  14a-6(i)(1) and
         0-11.
         (1)   Title of each class of securities to which transaction applies:

               ---------------------------------------------------------------
         (2)   Aggregate number of securities to which transaction applies:

               ---------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ---------------------------------------------------------------
         (4)   Proposed maximum aggregate value of transaction:

               ---------------------------------------------------------------
         (5)   Total fee paid:

               ---------------------------------------------------------------
   [ ]   Fee paid previously with preliminary materials.
   [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
         (1)   Amount previously paid:

               ---------------------------------------------------------------
         (2)   Form, Schedule or Registration Statement No.:

               ---------------------------------------------------------------
         (3)   Filing party:

               ---------------------------------------------------------------
         (4)   Date Filed:

               ---------------------------------------------------------------


                            Slade's Ferry Bancorp

                                  Notice Of

                       Annual Meeting of Stockholders

                                     And

                               Proxy Statement



                                    Date:
                           Monday, April 12, 1999

                                    Time:
                                  7:30 P.M.

                                   Place:
                          Venus de Milo Restaurant
                            75 Grand Army Highway
                             Swansea, MA  02777


---------------------------------------------------------------------------
                         YOUR VOTE IS VERY IMPORTANT

You are urged to exercise your right by indicating your choices on the enclosed proxy card. Please date, sign, and promptly return your proxy card in the enclosed postage-paid envelope. You may, nevertheless, vote in person if you attend the meeting.
---------------------------------------------------------------------------


                                                             March 10, 1999


Dear Stockholder,

      You are cordially invited to attend the Annual Meeting of the Stockholders of Slade's Ferry Bancorp to be held on Monday, April 12, 1999 at 7:30 p.m. at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, 02777.

      At the Annual Meeting we will review the activities of the past year and you will be asked to vote upon (1) the election of a Clerk/Secretary of the Corporation, (2) the election of five Class One Directors of the Corporation to serve for a three-year term, and (3) approval of amendments to the 1996 Stock Option Plan.

      It is very important that your shares be represented, whether or not you are able to attend. You are urged to read the enclosed Proxy Statement and the accompanying materials. Please sign and return the enclosed proxy in the postage-paid envelope provided at your earliest convenience, regardless of the number of shares you own. If you attend the Annual Meeting and wish to vote in person, you may withdraw the Proxy upon oral request.

      Your Board of Directors recommends that you vote FOR the election of Peter G. Collias as Clerk/Secretary, FOR the election of Donald T. Corrigan, Lawrence J. Oliveira DDS, Peter Paskowski, Kenneth R. Rezendes, and Charles Veloza as Class One Directors for a term of three years, and FOR the approval of amendments to the 1996 Stock Option Plan.

      Your Board of Directors has fixed the close of business on February 26, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      We look forward to seeing as many stockholders as possible at this meeting.

                                       Sincerely,


                                       Donald T. Corrigan
                                       Chairman of the Board


SLADE'S FERRY BANCORP, 100 Slade's Ferry Avenue, Somerset, Massachusetts 02726
                  TEL (508)675-2121  ***  FAX (508)675-1751


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                       Somerset, Massachusetts  02726
                                (508)675-2121

                  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Holders of Common Stock of Slade's Ferry Bancorp

      NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Stockholders of Slade's Ferry Bancorp will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 12, 1999 at 7:30 p.m. local time (the "Meeting") for the following purposes, all as set forth in the attached Proxy Statement.

      1. To elect a Clerk/Secretary of the Corporation to hold office until the next Annual Meeting of stockholders or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      2. To elect five Class One Directors, each to hold office until the 2002 Annual Meeting of the Stockholders of Slade's Ferry Bancorp or special meeting of stockholders in lieu thereof, and until his or her successor is elected and qualified.

      3.  To approve amendments to the 1996 Stock Option Plan.

      4. To consider and act with discretionary authority upon such business matters or proposals as may properly come before the Meeting and any adjournments thereof.

      Your Board of Directors has fixed the close of business on February 26, 1999 as the record date for the determination of stockholders entitled to receive notice of and to vote at the Meeting and any adjournments thereof.

      Your attention is called to the accompanying Proxy Statement.

                                       By Order of the Board of Directors,



                                       Peter G. Collias, Clerk/Secretary



Somerset, Massachusetts
March 10, 1999

      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING REGARDLESS OF THE NUMBER OF SHARES YOU MAY HOLD. PLEASE FILL IN, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE MAILED PROMPTLY. IF YOU ATTEND THE MEETING, YOU MAY WITHDRAW ANY PROXY GIVEN BY YOU AND VOTE YOUR SHARES IN PERSON.


                            SLADE'S FERRY BANCORP
                          100 Slade's Ferry Avenue
                        Somerset, Massachusetts 02726
                                (508)675-2121

                               PROXY STATEMENT
                                   FOR THE
                       ANNUAL MEETING OF STOCKHOLDERS
                               April 12, 1999

      Accompanying this Proxy Statement is a Notice of the Annual Meeting of Stockholders of Slade's Ferry Bancorp to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 12, 1999 at 7:30 p.m. local time. Also enclosed is a form of proxy for the Meeting and any adjournment hereof. This Proxy Statement and the enclosed form are furnished in connection with the solicitation of proxies by the Board of Directors of the Corporation and are first being sent to stockholders on or about March 10, 1999. The enclosed proxy is for the use of holders of the Corporation's common stock, $.01 par value per share (the "common stock"), of record at the close of business on February 26, 1999. Shares cannot be voted at the Meeting unless the owner of record is present to vote or is represented by proxy.

      The solicitation of proxies will be by mail except that further solicitation may be made in writing, by person, or by telephone contact with some stockholders after the original mailing. Such further solicitation will be made by regular employees of the Corporation who will not be additionally compensated therefor. All the costs incurred in connection with the solicitation of proxies will be paid by the Corporation.

Date, Time and Place of Annual Meeting
--------------------------------------

      The Annual Meeting of Stockholders will be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts, on Monday, April 12, 1999 at 7:30 p.m. local time.

Purpose of the Annual Meeting
-----------------------------

      The purpose of the Meeting is: (1) the election of a Clerk/Secretary of the Corporation, (2) the election of five Class One Directors of the Corporation to serve for a three-year term, (3) to approve the amendments to the 1996 Stock Option Plan, and to consider and act with discretionary authority upon such other business matters or proposals as may properly come before the Meeting and any adjournments thereof.

Stockholders Entitled to Vote; Outstanding Shares
-------------------------------------------------

      The Board of Directors has fixed the close of business on February 26, 1999 as the record date (the "Record Date") for the determination of stockholders entitled to receive notice of, and to vote at, the Meeting or any adjournments thereof. Only holders of record of the Corporation's common stock at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting or any adjournments thereof. However, the legal representative of a deceased stockholder is entitled to vote the shares owned of record by such deceased stockholder.

      At the close of business on the Record Date, there were 3,502,636.944 shares of the Corporation's common stock issued and outstanding. Each stockholder is entitled to one vote for each share owned and a proportionate vote for a fractional share. As of such date, there were approximately 1,412 stockholders of record of the Corporation's common stock.

                          PROPOSALS OF STOCKHOLDERS
                          -------------------------

      Any proposals of stockholders intended to be presented at the next Annual Meeting of Stockholders must be received by the Corporation at its principal executive offices not later than November 12, 1999 for inclusion in the Corporation's proxy statement and form of proxy relating to that meeting. Any stockholder submitting such a proposal must be the record or beneficial owner of at least $1,000 in market value of the Corporation's common stock, have held such stock for at least one year and continue to own such stock through the date on which the stockholders meeting is held. A stockholder may submit no more than one proposal and an accompanying statement of not more than 500 words for inclusion in the Corporation's proxy materials. The Corporation assumes no responsibility for such a proposal or the accompanying statement and may include an opposition statement in the proxy statement if it so chooses. The Corporation may omit proposals and any supportive statement under certain circumstances set forth in SEC Rule 14a-8.

                              VOTING PROCEDURE
                              ----------------

      If you sign, date and return the enclosed proxy in time for the Meeting, your shares will be voted (unless you otherwise instruct) on all matters that may properly come before it. The proxy contains spaces in which you may insert instructions as to how your shares are to be voted with regard to each of the proposals. Your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted FOR the election as Directors of the nominees named herein, FOR the election as Clerk/Secretary of the nominee named herein, and FOR the approval of the proposed amendments to the 1996 Stock Option Plan.

      Your proxy may be revoked at any time before it is exercised. Any stockholder attending the Meeting may vote in person even though he/she may have previously filed a proxy. Your proxy may be revoked by written notice to the Corporation prior to the Meeting or at the Meeting in person prior to a vote.

      The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of common stock of the Corporation is necessary to constitute a quorum for the transaction of business at the Meeting. A quorum being present, the affirmative vote of a majority of the shares present and voting, in person or by proxy, is necessary to approve the election of the class of Directors to be elected, the election of a Clerk/Secretary of the Corporation and the adoption of the amendments to the 1996 Stock Option Plan. Abstentions are treated as negative votes for purposes of determining whether a majority vote has been received. Broker nonvotes are not considered to be represented by proxy and are not taken into account.

      As of February 26, 1999, the Directors and Executive Officers of the Corporation beneficially owned in the aggregate 698,293.767 (19.94%) of the issued and outstanding shares of the Corporation's common stock which may be voted at the Meeting.

                                PROPOSAL ONE
                         ELECTION OF CLERK/SECRETARY

      Under Massachusetts law, the Clerk of the Corporation is to be elected by the stockholders at an annual meeting or special meeting duly called for that purpose. At the Meeting, the stockholders of the Corporation are being asked to elect Attorney Peter G. Collias, the nominee proposed by the Board of Directors, as Clerk/Secretary of the Corporation to serve until the next Annual Meeting of Stockholders, or special meeting in lieu thereof, and until his successor is elected and qualified.

      Mr. Collias is the principal in the law office of Peter G. Collias and has been Clerk/Secretary of the Corporation since its inception and of Slade's Ferry Bank since 1973.

      The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of Attorney Peter G. Collias as Clerk/Secretary of the Corporation.

                                PROPOSAL TWO
                       ELECTION OF CLASS ONE DIRECTORS

      The Bylaws of the Corporation provide that the Board of Directors must consist of at least seven but not more than twenty-five members. All of the Directors must own a certain minimum value of the Corporation's stock. The Corporation's Directors are divided into three approximately equal classes which serve staggered three year terms such that only one class (approximately one-third of the Directors) is elected each year.

      At the Meeting, stockholders of the Corporation are being asked to elect five Class One Directors of the Corporation to serve until the year 2002 Annual Meeting of Stockholders and until their successors are elected or qualified.

      The names of the nominees for Class One Directors and certain information concerning them are set forth below. All of the nominees are currently Directors of the Corporation and each has consented to serve if elected. If any nominee shall become unavailable for any reason, the shares represented by the enclosed Proxy will be voted in favor of such other person as the Board of Directors of the Corporation may at the time recommend. The table lists the name of each nominee, his age, period of service as a director of the Corporation (and Slade's Ferry Bank), positions with the Corporation (and Slade's Ferry Bank), principal occupation and other directorships held.


                              Positions                  Director
                             With Bancorp               of Bancorp
Name                           and Bank               and Bank Since    Occupation
---------------------------------------------------------------------------------------------------

Donald T. Corrigan           Chairman of the Board       01/22/59       Retired; Chairman of the
95 Captains Way              of the Bank and the                        Board of the Bank and the
Somerset, MA  02726          Corporation                                Corporation
Age 68

Lawrence J. Oliveira, DDS    Director                    10/14/97       Orthodontist
20 Holly Lane
Mattapoisett, MA  02739
Age 54

Peter Paskowski              Director                    02/08/71       Retired;
113 Cusick Lane                                                         Former President of Bank
Somerset, MA  02726
Age 75

Kenneth R. Rezendes          President and Chief         02/13/78       President and Chief
Sammy's Lane                 Executive Officer of                       Executive Officer of the
Assonet, MA  02702           the Corporation                            Corporation; President, K.R.
Age 65                                                                  Rezendes, Inc.

Charles Veloza               Director                    09/10/79       Retired; Former President
100 Plymouth Blvd                                                       Charlie's Oil Co.
Westport, MA  02790
Age 73


The Board of Directors of the Corporation recommends that the stockholders vote FOR the election of the five nominees as Directors of the Corporation.

      The other current members of the Board of Directors, together with their class and the year in which their term expires, who are not up for re-election at this meeting, are as follows:

                              2000 - CLASS TWO


Thomas B. Almy        Peter G. Collias         Melvyn A. Holland          Shaun O'Hearn Sr.       William J. Sullivan
958 Regan Road        254 French Street        16 Hidden Bay Drive        381 Cedar Avenue        308 New Boston Road
Somerset, MA 02726    Fall River, MA  02720    So Dartmouth, MA  02748    Swansea, MA  02777      Fall River, MA  02720


                             2001 - CLASS THREE


James D. Carey        William Q. MacLean Jr.   Francis A. Macomber        Majed Mouded, MD        David F. Westgate
457 Fairway Drive     349 Dana Farm            27 Cypress Road            111 Pontiac Road        47 Water Street
Somerset, MA  02726   Fairhaven, MA  02719     Somerset, MA  02726        Somerset, MA   02726    Mattapoisett, MA  02739


                               PROPOSAL THREE
            APPROVAL OF AMENDMENTS TO THE 1996 STOCK OPTION PLAN

      In March 1996, the Board of Directors submitted to the stockholders of Slade's Ferry Bancorp, the 1996 Stock Option Plan ("the Plan"). The purpose of the Plan is to encourage ownership of the Corporation's Common Stock by regular employees and non-employee directors, and to provide additional incentive for them to promote the success of the business.

      Under the Automatic Grant Program of the Stock Option Plan, an option of 2,000 shares of Common Stock is granted each plan year on the day after the Annual Shareholders Meeting, or any special meeting in lieu thereof, to each eligible non-employee director of the Corporation or its subsidiaries ("the Grantee").

      Under the Plan as currently written, eligibility for participation under the Automatic Grant Program is limited to non-employee directors of the Corporation or its subsidiaries who have completed three (3) full years of service as directors as of the date of issuance of the Option. However, upon the appointment or election of a non-employee director to the Board of Directors, the individual contributes immediate benefit to the Corporation with his or her business expertise in providing counsel and advice to the Corporation, in addition to the business that he or she may direct to the Bank. Therefore, in order to provide additional incentive for new directors to promote the success of the business, the Board of Directors proposes to eliminate the three (3) year waiting period prior to issuance of stock options to new directors.

      In addition, under the Automatic Grant Program of the Plan as currently written, shares subject to each option grant vest in the Grantee in three equal annual installments over the Grantee's period of Board service and the invested shares are subject to repurchase by the Corporation at the exercise price in the event of the Grantee's cessation of Board service. As the provisions on vesting and repurchase under the Automatic Grant Program do not, in the Board's opinion, serve any necessary purpose and may be inconsistent with the Plan's general purposes, it is proposed to eliminate these provisions.

      Finally, under the Plan as currently written, options issued to non-employee directors under the Automatic Grant Program remain exercisable for only a six-month period following cessation of Board service for any reason other than death or disability, including retirement. Since options are issued every year under the program with a maximum term of five years for exercise, it can be a hardship (and a possible disincentive for retirement) for a retiring director to have to exercise an option within six months or lose it. Therefore, it is proposed to eliminate the provision requiring retiring directors to exercise outstanding options within six months or lose them. The effect of eliminating the provision would be to allow retiring directors to exercise their options in accordance with the terms of the grant.

      The provisions of the Stock Option Plan which are proposed to be amended and the proposed amendments are set forth below: (additions are Capitalized, deletions are bracketed).

"5.   Automatic Grant Program.

      (a) An option for 2,000 shares of Common Stock shall be granted each Plan Year on the day after the Annual Shareholders' Meeting, or any Special Meeting in lieu thereof, to each eligible non-employee director of the Company or its subsidiaries (the "Grantee"). All grants under this program will be non-statutory options which are not intended to satisfy the requirements of
           Section 422 of the Internal Revenue Code.

      (b) Eligibility for participation under this program is limited to non-employee directors of the Company or its subsidiaries [who have completed three (3) full years of service as directors as of the date of issuance of the option.] Any employee director of the Company or its subsidiaries who ceases to be an employee but remains a director shall be eligible under this program, provided he otherwise qualifies, in the first Plan year commencing after the termination date of his employment with the Company or its subsidiaries.

           In no event shall an Option be granted to a person who, immediately after such Option is granted, owns (as defined in Sections 422 and 424 of the Internal Revenue Code of 1986) shares possessing more than 10 percent of the total combined voting power or value of all classes of shares of the Corporation or of its parent or any subsidiary corporation.

      (c) Each option granted under the Automatic Grant Program will be subject to the following terms and conditions:

           (i) The exercise price per share will be equal to 100% of the fair market value per share of Common Stock on the automatic grant date.

           (ii) Each option will have a maximum term of five (5) years measured from the grant date.


           (iii) Each option will be immediately exercisable for all the option shares [but any purchased shares will be subject to repurchase by the Company, at the exercise price paid per share, upon the Grantee's cessation of Board service prior to vesting in such shares].

           [(iv) The shares subject to each 2,000 share grant will vest
                 (and the Company's repurchase rights will lapse) in three equal annual installments over the Grantee's period of Board service, with the first such installment to vest upon the completion of one (1) year of Board service measured from the automatic grant date.]

           (IV) The option will remain exercisable for a six-month period following the Grantee's cessation of Board service for any reason other than death, permanent disability, or RETIREMENT. Should the Grantee die within such six-month period, then each such option will remain exercisable for a twelve-month period following such Grantee's death and may be exercised by the personal representative of the Grantee's estate or the person to whom the option is transferred by the Grantee's will or the laws of inheritance. In no event, however, may the option be exercised after the expiration date of the option term. [During the applicable exercise period, the option may not be exercised for more than the number of shares (if any) in which the Grantee is vested at the time of cessation of Board service.]

           (v) Should the Grantee die or become permanently disabled while serving as a Board member, then the shares of Common Stock subject to each automatic option grant held by that individual Grantee [will immediately vest in full, and those vested shares] may be purchased at any time within the twelve-month period following the date of the Grantee's cessation of Board service.

           [(vi) The shares subject to each automatic option grant will immediately vest upon a corporate transaction or a hostile takeover of the Company effected through a tender offer for more than 50% of the Company's outstanding voting stock or one or more contested elections for Board membership.]

           (vi[i]) Upon the successful completion of a hostile tender offer for securities possessing more than 50% of the Company's outstanding voting stock, each automatic option grant which has been outstanding for at least six months may be surrendered to the Company for a cash distribution per surrendered option share in an amount equal to the excess of (i) the highest price per share of Common Stock paid in such hostile tender offer over (ii) the exercise price payable for such share.

      The remaining terms and conditions of the option will in general conform to the general terms and conditions set forth in Paragraph 8 and will be incorporated into the option agreement evidencing the automatic grant."

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE APPROVAL OF PROPOSAL THREE.

                      DIRECTORS AND EXECUTIVE OFFICERS

      The Corporation, as the holding company for Slade's Ferry Bank, has the same Board of Directors as the Bank and its executive officers are some of the same executive officers employed by the Bank. The following table sets forth certain information about the directors and executive officers of the Corporation and the Bank.


                                                 Bank and
                                    Director    Corporation
                                    of Bank        Term           Position or Office with
Name                         Age     Since        Expires      the Bank and the Corporation
----                         ---    --------    -----------    ----------------------------

Thomas B. Almy               64       1964         2000

James D. Carey               56       1988         2001        President and Chief Executive Officer of
                                                               Bank; Executive Vice President of
                                                               Corporation

Peter G. Collias             67       1973         2000        Secretary and Clerk of Bank and of
                                                               Corporation

Donald T. Corrigan           68       1959         1999        Retired; Chairman of the Board of the
                                                               Bank and of the Corporation
Melvyn A. Holland            61       1997         2000

William Q. MacLean Jr.       64       1997         2001

Francis A. Macomber          69       1980         2001

Majed Mouded, MD             57       1993         2001

Shaun O'Hearn Sr.            53       1997         2000

Lawrence J. Oliveira, DDS    54       1997         1999

Peter Paskowski              75        1971        1999        Retired; former President and Executive
                                                               Vice President of Bank

Kenneth R. Rezendes          65       1978         1999        President and Chief Executive Officer
                                                               of the Corporation

William J. Sullivan          59       1985         2000

Charles Veloza               73       1979         1999

David F. Westgate            58       1997         2001

Ralph S. Borges              63        --           --         Executive Vice President and
                                                               Treasurer of Bank;
                                                               Treasurer of the Corporation

Susan R. Hajder              51        --           --         Senior Vice President and Operations
                                                               Officer of Bank

Charlene J. Jarest           48        --           --         Vice President/Corporate
                                                               Services of the Bank

Carol A. Martin              53        --           --         Senior Vice President/Branch
                                                               Administrator of the Bank

Manuel J. Tavares            51        --           --         Senior Vice President and Senior
                                                               Lending Officer of the Bank


The following is a description of the business experience during the last 5 years of the Directors and Executive Officers:

Thomas B. Almy: Architect with I. T. Almy Associates of Somerset, Massachusetts since 1963.

James D. Carey: President and Chief Operating Officer of the Bank since July 1, 1988, and Chief Executive Officer of the Bank since January 1, 1996, Treasurer of the Corporation from its inception to March 12, 1996, and Executive Vice President of the Corporation since March 12, 1996. Mr. Carey was Executive Vice President of the Bank from May 1, 1988 to June 30, 1988 and Senior Vice President and Chief Financial Officer of First Cheshire National Bank of Keene, New Hampshire from September, 1986 to May, 1988.

Peter G. Collias: Attorney with law firm of Peter G. Collias since 1992; attorney with law firm of McGuire, Collias and Horvitz, Inc. of Fall River, Massachusetts since prior to 1992.

Donald T. Corrigan: Chairman of the Board of Directors of the Bank since 1984 and of the Corporation since March 12, 1996, Chief Executive Officer of the Bank from 1969 to his retirement December 31, 1995, President of the Corporation from its inception in 1989 until March 12, 1996, and President of the Bank from 1969 to 1984. Retired Rear Admiral U.S. Navy Reserve; Incorporator U.S.S. Massachusetts Memorial; Associate Charlton Memorial Hospital; member of Board of Directors of St. Anne's Hospital of Fall River; and Economic Development Committee of the Town of Somerset.

Melvyn A. Holland: Managing Partner at Rosenfield, Holland & Raymon PC, Certified Public Accountants of New Bedford, Massachusetts, since prior to 1993.

William Q. MacLean Jr: Vice President of Cornish & Company, Inc. Insurance in New Bedford, Massachusetts since prior to 1993. President/Founder of MacLean Consulting, Inc., a general business consulting company in Boston, Massachusetts. Director of the former National Bank of Fairhaven and Fairbank, Inc. from 1984 to 1993.

Francis A. Macomber: President, Treasurer and a Director of LeComte's Dairy of Somerset, Massachusetts since prior to 1993.

Majed Mouded: Physician and endocrinologist, Chief of Medicine at St. Anne's Hospital in Fall River, Massachusetts from 1995-1996, on active staff since prior to 1993.

Shaun O'Hearn Sr.: President of Bolger & O'Hearn, Inc., a color and chemicals company in Fall River, Massachusetts, since prior to 1993.

Lawrence J. Oliveira, DDS: Orthodontist from New Bedford and Mattapoisett, Massachusetts since prior to 1993. Incorporator, Trustee and Director respectively of the former New Bedford Institution for Savings from 1975 to 1993, serving as Director from 1983 to 1993.

Peter Paskowski: President of the Bank from January 1, 1988 until his retirement on June 30, 1988 and Executive Vice President of the Bank from 1984 to 1987.

Kenneth R. Rezendes: Chairman of K. R. Rezendes, Inc., a heavy construction firm, since 1967. President of K. R. Rezendes, Inc. from 1965 to 1997. President of K. R. Management Corp. President and Chief Executive Officer of the Corporation since March 12, 1996.

William J. Sullivan: President and Director of Sullivan Funeral Homes, Inc. of Fall River and Somerset, Massachusetts since 1962.

Charles Veloza: President and Director of Charlie's Oil Co., a heating and fuel oil distribution business of Fall River, Massachusetts since 1962.

David F. Westgate: President of Quequechan Management Corp., a management consulting firm in Fall River, Massachusetts since prior to 1993. Senior Vice President/Senior Lending Officer of the former Bank of New England South from 1978 to 1990.

Ralph S. Borges: Executive Vice President of the Bank since December 15, 1998, Treasurer of the Bank since 1987, Senior Vice President of the Bank from 1991 to December 15, 1998, and Treasurer of the Corporation since March 12, 1996. Employed by Bank since 1969.

Susan R. Hajder: Senior Vice President of the Bank since 1990 and Operations Officer of the Bank since 1986. Employed by Bank since 1973.

Charlene J. Jarest: Vice President/Corporate Services of the Bank since 1993. Employed by the Bank since 1991.

Carol A. Martin: Senior Vice President of the Bank since 1996 and Branch Administrator of the Bank since 1989. Employed by the Bank since 1963.

Manuel J. Tavares: Senior Vice President and Senior Lending Officer of the Bank since 1989. Employed by Bank since 1987.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning beneficial ownership of the Corporation's common stock by each Director, Honorary Director and nominee of the Corporation, by certain executive officers and by the executive officers and directors as a group as of December 31, 1998. Beneficial ownership includes any shares that the individual has the right to acquire within 60 days of February 28, 1999 through the exercise of an option.


Name and Address                         Amount and Nature of    Percent
of Beneficial Owner                      Beneficial Ownership    of Class
-------------------                      --------------------    --------

Directors and Nominees:

Thomas B. Almy                              58,925.786* (1)        1.69
958 Regan Road
Somerset, MA  02726

James D. Carey                              24,240.137* (2)         .70
457 Fairway Drive
Somerset, MA  02726

Peter G. Collias                            15,897.454* (3)         .46
254 French Street
Fall River, MA 02720

Donald T. Corrigan                          57,913.856* (4)        1.66
95 Captain's Way
Somerset, MA  02726

Melvyn A. Holland                              210.000              .01
16 Hidden Bay Drive
So. Dartmouth, MA  02748

Edward S. Machado (Honorary Director)       26,454.438* (5)         .76
125 Perron Avenue
Somerset, MA  02726

William Q. MacLean Jr.                      16,492.224              .47
349 Dana Farm
Fairhaven, MA  02719

Francis A. Macomber                        131,315.194* (6)        3.77
27 Cypress Road
Somerset, MA  02726

Majed Mouded MD                             59,457.000* (7)        1.71
111 Pontiac Road
Somerset, MA  02726

Shaun O'Hearn Sr.                            3,618.506  (8)         .10
381 Cedar Avenue
Swansea, MA  02777

Lawrence J. Oliveira, DDS                    7,188.533  (9)         .21
20 Holly Lane
Mattapoisett, MA  02739

Peter Paskowski                             26,150.000* (10)        .75
113 Cusick Lane
Somerset, MA  02726

Kenneth R. Rezendes                        119,429.687* (11)       3.43
Sammy's Lane
Assonet, MA 02702

Bernard T. Shuman (Honorary Director)        2,238.763*             .06
911 Langley Street
Fall River, MA 02720

William J. Sullivan                         34,818.291* (12)       1.00
308 New Boston Road
Fall River, MA  02720

Charles Veloza                             108,751.000*            3.12
100 Plymouth Blvd.
Westport, MA  02790

David F. Westgate                              451.900              .01
47 Water Street
Mattapoisett, MA  02739

NOTES:
<F1>   Includes 48,195.343 shares held jointly with Mr. Almy's wife.
<F2>   Includes 7,051.210 shares held jointly with Mr. Carey's wife,
       5,287.712 shares held jointly with children, 1,625.028 shares held jointly with another, 2,571.910 shares as custodian for other family members, and 965.677 shares as custodian for others.
<F3>   Includes 6,397.508 shares held jointly with Mr. Collias' wife.
<F4>   Includes 495 shares held with another family member, 3,181.244 shares held as custodian for other family members, and 12,877.612 shares held as cotrustee in trust for other family members, 2,000 shares held in IRA with A. G. Edwards as custodian, and 3,150 shares held through brokers.
<F5>   Includes 20,935 shares held jointly with Mr. Machado's wife, 105 shares held by wife jointly with family member, and 914.438 shares held by wife as custodian for other family members.
<F6>   Includes 4,790.186 shares held by a pension trust of LeComte's
       Dairy, 67,614.556 shares held by Mr. Macomber's wife, 2,749.027 shares held as custodian for other family members, and 10,754 shares held through broker.
<F7>   Includes 48,823 shares held jointly with Dr. Mouded's wife, and
       5,250 shares held by wife jointly with child.
<F8>   Includes 269.249 shares held jointly with Mr. O'Hearn's wife, and
       3,242.128 shares held by a pension plan of Bolger & O'Hearn.
<F9>   Includes 7,001.818 shares held by a pension plan of Lawrence J.
       Oliveira DDS P.C.
<F10>  Includes 15,750 shares held jointly with Mr. Paskowski's wife.
<F11>  Includes 66,146.678 shares held in IRA with F & Co as custodian.
<F12>  Includes 16,089.309 shares held jointly with Mr. Sullivan's wife and
       497.613 shares held jointly with children.

<F*>   Includes outstanding options exercisable within 60 days awarded under the Stock Option Plan.


Executive Officers:


James D. Carey         See Above         See Above

Kenneth R. Rezendes    See Above         See Above

Manuel J. Tavares      5,443.725* (1)          .16

<F1>  Includes 1,898.330 shares held jointly with spouse, 455.259 shares held jointly with family members, and 15.136 shares held as custodian for family members.

<F*>  Includes outstanding options exercisable within 60 days awarded under Incentive the Stock Option Plan.



All Executive Officers and     698,996.494 * shs        20.06%
Directors as a Group


           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

      The directors and executive officers of the Corporation became subject to the reporting requirements of Section 16 of the Securities Exchange Act of 1934 as a result of the required registration of the Corporation's Common Stock under that Act. Regulations under the Act require that each director and executive officer file initial reports of beneficial holdings of the Corporation's securities, periodic reports of any changes in beneficial holdings and annual reports except where all required transactions have previously been reported. All of the required reports have been filed with the SEC. There was one late filing regarding one transaction for Mr. McLean.

         1998 MEETINGS AND STANDARD FEE ARRANGEMENTS OF THE BOARD OF
                    DIRECTORS AND COMMITTEES OF THE BOARD

      A regular Board of Directors meeting is held each month and, when necessary, special directors meetings are held. During 1998, the Board of Directors held twelve monthly meetings. In addition to membership on the Board, members may also serve on one or more standing committees or subcommittees. The standing committees of the Company consist of the Executive Committee, Audit Committee, and Compensation Committee. The Executive Committee met twenty-seven times, and generally acts on most matters between meetings of the regular board. Its members are Donald T. Corrigan, Chairman; Thomas B. Almy, James D. Carey, Peter Paskowski, Kenneth R. Rezendes, William Q. MacLean Jr., Francis Macomber and William
J. Sullivan. In the event of extended absences occurring on the Executive Committee, other director(s) serve as temporary replacement(s).

      The Audit Committee is responsible for matters relating to accounting policies, financial reporting, and internal control. It recommends the selection of independent auditors, reviews the Audit Plan and results of the independent audit, and reviews the audit function practices and findings of the Internal Audit Department. The Audit Committee held four meetings during the past year. Its members are Peter G. Collias, Chairman; Melvyn A. Holland, Francis A. Macomber, Peter Paskowski and Charles Veloza.

      The Compensation Committee reviews the compensation and benefits of the executives and officers of the Corporation and the Bank and sets salaries and bonuses subject to the approval of the Board of Directors.
The Compensation Committee held four meetings during the past year. Committee members are Kenneth R. Rezendes, Chairman; James D. Carey, Donald
T. Corrigan, Francis A. Macomber, William J. Sullivan and David F. Westgate. Mr. Carey is excluded from any discussions or decisions regarding Mr. Carey's compensation. In addition, the members of the Compensation Committee, exclusive of Mr. Carey, also serve on the Stock Option Plan Committee.

      The subcommittees consist of the Community Reinvestment Act (CRA) Committee, Budget Committee, Building Committee, Stock Option Committee, Marketing Committee, Insurance Committee and the Investment Committee. The Corporation does not have a Nominating Committee.

      The overall attendance at the regular meetings and special meetings was 93%. There were no directors whose attendance was less than 83% of the total number of meetings of the Board of Directors and any committee of which each is a member.

                              FEE ARRANGEMENTS

      Directors are paid $200.00 for each Board of Directors meeting attended. In addition, directors are paid $200.00 for each standing committee meeting attended, plus an annual fee of $200.00 for serving on the committee, except for the chairman of such committee who is paid $400.00 for chairing the committee. Salaried directors or employees of the Corporation or the Bank do not receive any fees for attendance at Board or committee meetings.

      Each non-employee director receives an automatic grant each year of an option for 2,000 shares of the Company's common stock under the Automatic Grant Program of the Company's 1996 Stock Option Plan, (the "Plan"). Options granted under the Automatic Grant Program are subject to the terms and conditions of the Plan and are exercisable immediately at a price per share equal to the market price on the date of grant.

      Through the purchase of $1.6 Million of directors paid-up life insurance policies, each insurable member of the Board of Directors is provided with a life insurance death benefit of $100,000 providing the member has served 10 years or more on the board, and $50,000 to members that have less than 10 years of service. The policy also provides a retirement benefit to members of the Board for each year following the director's retirement.

      In addition, the Company, through its participation in the Employee Group Term Life Insurance program, provides a death benefit of $50,000 life insurance to each non-employee director up to age 65, then decreasing each year thereafter to a base of $10,000 at age 75.

           COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

      A structured compensation system is in place at the Bank. Each position has been scored using a point factor analysis system. Jobs with similar point totals, indicating similar levels of responsibility and authority, have been grouped together. Salary ranges have been assigned to these job groupings. Officers' evaluations are based upon performance to established standards, the standards having been written into each evaluation category. This measurement to standards then dictates the level of merit increase proposed for each officer within guidelines set by the Compensation Committee.

      The adequacy of the salary ranges and each officer's current compensation level is tested annually through the use of competitive market data. The Bank currently uses a Banking Compensation Report, produced by an independent consulting company. There are 127 participants in the entire survey. The Bank's current peer group are those institutions with assets of $250 Million to $399.9 Million. The Bank's data is included in this survey, along with twenty-three other institutions.

      An array of each officer's position and comparative market data is prepared for the Compensation Committee's review. This information is analyzed by the committee whereby each officer's performance and merit increase recommendations are presented.

      The Compensation Committee reviews the performance of the President in his absence. This review is qualitative in nature and takes into consideration such factors as overall performance of the Bank, improvement in shareholder value, preservation and constant enhancement of the corporate image, including the Bank's leadership and involvement in the community, efficient use of financial and human resources, and the overall financial performance of the Bank. The Chief Executive Officer's salary is tested against the market data noted above.

      Bonuses are predicated on the achievement of the current year's budgeted earnings as established independently by the Budget Committee. The bonus is applied if the target earnings level is obtained and adjusted incrementally if the earnings falls below target. The target excludes extraordinary income and expense items and gains or losses recognized on sale of securities.

      The committee also awards stock options to officers as provided for by the Stock Option Plan under the Discretionary Grant Program. In making any determinations as to persons to whom options are granted to and the number of stock options granted, the committee takes into account the duties of the respective individual, their contribution to the success of the Company during the year, and such other factors as the committee deems relevant.

      The Chief Executive Officer's compensation in 1998 reflected the overall performance of Mr. Carey, which is supported by the Company's increase in earnings level, expansion of the Bank's customer base, and the overall quality and growth of the Company's assets.

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each eligible officer and employee. As of December 31, 1997, the Company elected to curtail this plan and in turn establish a profit sharing type retirement plan effective January 1, 1998.

      This report was submitted by the Compensation Committee which consists of the following directors: Kenneth R. Rezendes, Chairman; James
D. Carey, Donald T. Corrigan, Francis A. Macomber, William J. Sullivan, and David F. Westgate on December 3, 1998.

                EXECUTIVE COMPENSATION TABLES AND INFORMATION

      The following table sets forth the dollar value of all compensation paid during the last three fiscal years to the Company's and the Bank's highest paid executive officers including the Chief Executive Officer, whose compensation exceeded $100,000:

                         SUMMARY COMPENSATION TABLE


                                                                        Long Term
                               Annual Compensation                     Compensation
-------------------------------------------------------------------    ------------
                                                                          Awards
                                                                          ------
                                                       Other Annual     Securities        All Other
                                  Salary     Bonus     Compensation     Underlying     Compensation(6)
                          Year       $         $             $            Options             $
------------------------------------------------------------------------------------------------------

James D. Carey            1998    175,008     7,729         -0-          2,000            15,685 (1)
President/CEO-Bank        1997    160,010     4,353         -0-          2,100 (4)        13,525 (1)
Exec Vice President-      1996    160,010    15,000         -0-            -0-            12,689 (1)
Bancorp

Kenneth R. Rezendes       1998        -0-       -0-      11,200(5)       2,000               565 (2)
President/CEO-            1997        -0-       -0-      11,685(5)       2,100 (4)           -0-
Bancorp                   1996        -0-       -0-      10,400(5)         -0-               -0-

Manuel J. Tavares         1998     97,348     4,969         -0-          1,500             5,915 (3)
Senior Vice President     1997     92,714     4,353         -0-          1,575 (4)         5,499 (3)
Senior Lending Officer

<F1>  Includes $12,193, $11,290, and $10,454 accrual in 1998, 1997, and
      1996 respectively in connection with the Supplemental Retirement
      Agreement (SERP) entered into with Mr. Carey in 1995, which provides for the payment to Mr. Carey upon his retirement of $2,500 per month for 120 months, and insurance premiums for directors life insurance and group life insurance of $3,492 for 1998 and group life insurance of $2,235 for 1997 and 1996.

<F2>  Represents premium for directors life insurance.

<F3>  Includes $4,515 and $4,180 accrual for 1998 and 1997 respectively in connection with the Supplemental Retirement Agreement (SERP) entered into with Mr. Tavares in 1996 which provides for the payment to Mr.
      Tavares upon his retirement of $1,500 per month for 120 months and group life insurance premiums of $1,400 for 1998 and $1,319 for 1997.

<F4>  Options granted in 1997 became subject to a 5% stock dividend declared in February 1998.

<F5>  Directors fees (see Compensation of Directors)

<F6>  Additional compensation benefits will accrue under the Company's new
      Profit Sharing Plan under the formula which allocates one (1) unit for each $1,000 of compensation and one (1) unit for each full year of service with the Company. However, annual contributions to the Plan have not yet been established.


                        Stock Options Granted in 1998

      The following table illustrates certain information for the Executive Officers named regarding stock option grants made in 1998 under the Company's 1996 Stock Option Plan (the "Plan"). No stock appreciation rights ("SAR's") were granted in 1998 and none are outstanding.


                              Individual Grants


                                                                                                     Potential Realizable Value
                            Number of           % of Total                                           At Assumed Annual Rate of
                           Securities        Options Granted                                          Stock Price Appreciation
                           Underlying        to Employees in    Exercise Price         Expiration        for Option Term(3)
Name                   Options Granted(4)          1998         Per Share ($/sh)(4)       Date         5%                  10%
-------------------------------------------------------------------------------------------------------------------------------

James D. Carey             2,000 (1)             19.51%               $17.00            4/14/03      $1,100              $8,760

Kenneth R. Rezendes        2,000 (2)              9.09%               $17.00            4/14/03      $1,100              $8,760

Manuel J. Tavares          1,500 (1)             14.63%               $17.00            4/14/03      $  825              $6,570

<F1>  Options granted to Mr. Carey and Mr. Tavares are incentive stock options awarded under and subject to the terms and conditions of the Discretionary Grant Program of the Plan administered by the Stock
      Option Plan Committee of the Board of Directors. These options as granted are exercisable immediately at a price per share equal to the market price on the date of grant.

<F2>  Options granted to Director Rezendes are awarded under and are subject to the terms and conditions of the Automatic Grant Program of the Plan which provides that an option for 2,000 shares be granted each plan year to each eligible nonemployee director of the Corporation. These options are exercisable immediately at a price per share equal to the market price on the date of grant.

<F3>  The dollar amounts under these columns are the results of calculations at the 5% and 10% rate required by the SEC and therefore are not intended to forecast possible future appreciation, if any, of the stock price for options expiring on April 14, 2003.
      The Company's per share stock price would be $17.51 and $21.38 if increased 5% and 10% respectively, compounded annually over the remaining life of the stock options, based on the closing price per share of $14.25 at December 31, 1998.

<F4>  The number of shares underlying outstanding options granted under the Plan and the exercise price of those options are subject to adjustment to reflect any stock split, stock dividend, or other changes in capitalization affecting the outstanding common stock.


      The following table presents certain information for the named executive officers relating to the exercise of stock options during 1998 and, in addition, information relating to the value of unexercised stock options.

             Aggregated Option Exercises in the Last Fiscal Year
                      And Fiscal Year-end Option Values


                                                      Number of Securities
                                                     Underlying Unexercised       Value of Unexercised In-The-
                                                            Options                     Money Options at
                                                            12/31/98                      12/31/98 (1)
--------------------------------------------------------------------------------------------------------------
                          Shares
                         Acquired      Value
                       on Exercise    Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
                            #            ($)           #               #               $               $
--------------------------------------------------------------------------------------------------------------

James D. Carey           -0-              -0-        4,100            -0-           11,225            -0-

Kenneth R. Rezendes    2,100           17,682        2,000            -0-              -0-            -0-

Manuel J. Tavares        -0-              -0-        3,075            -0-            8,426            -0-

<F1>  The value of unexercised In-The-Money Options is expressed as the market value of the common stock at December 31, 1998 at $14.25 per share over the exercise price of each option.


                             RETIREMENT BENEFITS

      Prior to 1998, the Company maintained a Defined Benefit Pension Plan which provided retirement benefits to each established officer and employee. An employee must be age 21 and have served with the Company one
(1) full year of service to be eligible. The annual benefits formula for normal retirement age of 65 provides for 1.5% of total salary plus .5% of compensation in excess of integration level per year of service.

      The following table illustrates the estimated retirement benefit payable to eligible officers and employees upon retirement at age 65 in various salary groups with various years of services.

                             PENSION PLAN TABLE
                              Years of Service


--------------------------------------------------------------------
Remuneration    15 Yrs     20 Yrs     25 Yrs     30 Yrs      35 Yrs
--------------------------------------------------------------------

$100,000        $29,325    $39,100    $48,875    $58,650    $ 68,425
$125,000        $36,825    $49,100    $61,375    $73,650    $ 85,925
$150,000        $44,325    $59,100    $73,875    $88,650    $103,425
$175,000        $47,325    $63,100    $78,875    $94,650    $110,425
$200,000        $47,325    $63,100    $78,875    $94,650    $110,425
$225,000        $47,325    $63,100    $78,875    $94,650    $110,425
$250,000        $47,325    $63,100    $78,875    $94,650    $110,425


      The benefits shown in the Pension Plan Table are based on a formula of 1.5% of compensation per year plus .5% of compensation in excess of $9,000 per year. The maximum years of service considered for benefit purposes is 35. Annual compensation for benefits is capped at $160,000, per Internal Revenue Code Section 401(a)(17). Benefits shown are payable as a life annuity at age 65 and will not be subject to reductions because of social security benefits. The life annuity is the Normal Form as defined by the Plan document. Employees who have worked over 1000 hours in the twelve month period beginning on their date of hire and have attained age twenty-one are eligible to participate in the Plan as of the next January 1 or July 1, the Plan entry dates. The Plan covers all employees who meet the eligibility provisions, except employees covered by a collective bargaining agreement and non-resident aliens. In addition, benefit accruals and Plan participation have been frozen by amendment effective December 31, 1997. The years of credited service as of January 1, 1998 for the executive officers named on the Summary Compensation Table who are eligible for retirement benefits are as follows: James D. Carey - 10 Years; and Manuel J. Tavares - 11 years.

      As of December 31, 1997, the Company elected to curtail the Employees Defined Benefit Pension Plan. This decision was based on the costs associated with the Defined Benefit Plan, and the complexities of the marketability of the Plan to its employees. The Company in turn has established a profit sharing type retirement plan effective January 1, 1998, which provides the employee with full investment directions of the funds allocated to his or her account. The contribution by the Company to the new Profit Sharing Plan is an amount to be fixed each year by the Board of Directors. The amount allocated to each employee is based on a formula that provides one (1) unit for each $1,000 of compensation, and one (1) unit for each full year of service with the Company. The grand total of units of all eligible employees then becomes the denominator for the allocation of the contribution to each employee's account. At December 31, 1998, the Defined Benefit Plan was underfunded. It is estimated that the Plan's assets will earn sufficient income in a three (3) to four (4) year time period to become fully funded. Upon reaching a fully funded status, each participant's lump sum value of the December 31, 1997 accrued benefit will be distributed from the Defined Benefit Plan. The participant will be given the option of rolling over their Defined Benefit Plan benefit to the new Profit Sharing Plan.

      The Company also provides a 401K Plan which is available to eligible employees who attain age 21 and complete one year of service. The Company contributes a discretionary amount as determined by the Board of Directors to the 401K Plan.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The Compensation Committee of the Company's Board of Directors includes among others: Kenneth R. Rezendes, James D. Carey and Donald T. Corrigan. Mr. Rezendes is currently the President and Chief Executive Officer of the Company. Mr. Carey is currently the Executive Vice President of the Company and the President and Chief Executive Officer of the Bank. Mr. Corrigan is currently the Chairman of the Board of the Company and the Bank and is the former President and Chief Executive Officer of the Company and the Bank.

                             HONORARY DIRECTORS

      In addition to the Board of Directors, the Corporation also has Honorary Directors. To serve as an Honorary Director, a person must be a former director. Currently, there are two individuals serving as Honorary Directors. The following table sets forth certain information about each Honorary Director.


                            Period Served     Honorary
                            as Regular        Director
Name                 Age    Director          as of
-----------------------------------------------------------------------------------

Edward S. Machado    77     1968-Nov 1997*    Nov 1997    Retired-former
                                                          President of Bank

Bernard T. Shuman    78     1959-Nov 1997*    Nov 1997    Past President-
                                                          Treasurer Priscilla Dress
                                                          Corp.

<F*>  Messrs. Machado and Shuman voluntarily resigned as directors in
      November 1997 and were appointed Honorary Directors by the Board of Directors.


                        STOCK PERFORMANCE COMPARISON

      The following graph compares the performance of the Company for the periods indicated with the performance of the NASDAQ Stock Market and the performance of a group of banks in the $250 Million to $500 Million index assuming reinvestment of dividends.

                            Slade's Ferry Bancorp


                                                          Period Ending
                              --------------------------------------------------------------------
Index                         12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
--------------------------------------------------------------------------------------------------

Slade's Ferry Bancorp          100.00      111.30      115.10      120.89      230.22      214.11
NASDAQ-Total US                100.00       97.75      138.26      170.01      208.58      293.21
SNL $250M-$500M Bank Index     100.00      107.90      145.61      189.07      327.00      292.84


                       INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors of the Corporation have selected Shatswell, MacLeod and Company to continue as their independent certified public accountants for 1999. Shatswell, MacLeod and Company is expected to have a representative available at the Annual Stockholders Meeting, who will have the opportunity to make a statement if desired and will be available to respond to appropriate questions.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Certain of the Corporation's and Bank's directors, executive officers, and members of their families are at present, as in the past, customers of the Bank and have transactions with the Bank in the ordinary course of business. In addition, certain of the directors are at present, as in the past, also directors, officers, or stockholders of corporations, trustees of trusts, or members of partnerships which are customers of the Bank, and which have transactions with the Bank in the ordinary course of business. Such transactions with the directors, executive officers, members of their families and with such corporations, trusts, and partnerships were on substantially the same terms, including rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than normal risk of collectability, or present other features unfavorable to the Bank.

      During the fiscal year ended December 31, 1998 and in prior years, the Corporation and/or the Bank retained the legal services of Peter G. Collias, Esq. a director and Clerk/Secretary of the Bank and Bancorp; and the legal services of Thomas H. Tucker, Esq., who is the son-in-law of Donald T. Corrigan, a Director and Chairman of the Board. Fees for legal services paid to Mr. Tucker and his law firm in 1998 amounted to $80,516 and included representation in the case of Fealy vs. National Bank of Fairhaven, et.al. currently pending in Plymouth Superior Court. The Bank also utilized in 1998 the services of Director Thomas B. Almy of I. T. Almy Associates for architectural services. Various goods and materials were also purchased from Charlie's Oil Company, of which Director Charles Veloza is President; from LeComte's Dairy, of which Director Francis A. Macomber is President; and from Cornish and Company, Inc. of which William Q. MacLean Jr. is Vice President.

                             ADDITIONAL MATTERS

      The Annual Report of the Corporation for the fiscal year ended December 31, 1998, including financial statements, is enclosed herewith.

      As of the date of this Proxy Statement, management knows of no matters that will be presented for determination at the annual meeting other than those referred to herein. If any other matters properly come before the annual meeting calling for a vote of stockholders, it is intended that the shares represented by the proxies solicited by the Board of Directors will be voted by the persons named therein in accordance with their best judgements.

                                       By Order of the Board of Directors,



                                       Peter G. Collias
                                       Clerk/Secretary

Dated:  March 10, 1999


     SLADE'S FERRY BANCORP                    Proxy Solicited on Behalf of the
                                                     Board of Directors
                                                 Annual Stockholders Meeting
    SOMERSET, MASSACHUSETTS                            April 12, 1999

-------------------------------------------------------------------------------
The undersigned hereby appoint Thomas B. Almy, Shaun O'Hearn Sr., and William
J. Sullivan or any one of them as my/our true and lawful attorney, with full Power of substitution, for me/us and in my/our name to vote, as designated below, all the shares of common stock of Slade's Ferry Bancorp held of record by the undersigned on February 26, 1999, at the Annual Meeting of the stockholders of said Company to be held at the Venus de Milo Restaurant, 75 Grand Army Highway, Swansea, Massachusetts on Monday, April 12, 1999 at
7:30 p.m. or at any adjournment thereof, with all powers I/we should possess if personally present, hereby revoking all previous proxies.

For         Against
---         -------

[ ]           [ ]    (1)  To elect Peter G. Collias as Clerk/Secretary for a
                          term of one year.
[ ]           [ ]    (2)  To elect Donald T. Corrigan, Lawrence J. Oliveira
                          DDS, Peter Paskowski, Kenneth R. Rezendes Sr. and
                          Charles Veloza as Class One Directors for a term of three years. (Authority to vote for the election of a specifically named individual may be withheld by crossing out the name of such individual.)

[ ]           [ ]    (3)  To approve the proposed amendments to the 1996 Stock
                          Option Plan.

(4) In their discretion, the proxies are authorized to consider and act upon such other business matters or proposals as may properly come before the meeting.

------------------------------------------------------------------------------
The shares represented by the proxy will be voted as directed by the undersigned. It is the intention of proxies to vote "FOR" the proposals set forth under Items 1, 2 and 3 if no contrary instruction is indicated.
------------------------------------------------------------------------------



-----------------------------  ---------
Signature                      Date


-----------------------------  ---------
Signature                      Date

In signing, please write name(s) exactly as appearing in the imprint on this proxy. If signing as Executor, or in any other representative capacity, or as an officer of a corporation, please indicate your full title as such.


Please date, sign and return this proxy in the enclosed envelope promptly.

MAILING INSTRUCTIONS - Fold the form along lines as indicated and insert in the envelope provided.